SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 28, 1997



                           BERLITZ INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



      New York                      1-10390             13-3550016
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(State of other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                        Identification No.)



  400 Alexander Park
  Princeton, New Jersey                                 08540-6306
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  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (609) 514-9650
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                             Not Applicable
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      (Former name or former address, if changed since last report)


                            Page 1 of 3 Pages
                         Exhibit Index on Page 4






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On August 28, 1997, pursuant to a Stock Purchase Agreement dated July 23, 1997, Berlitz International, Inc. (the "Company") completed the acquisition of ELS Educational Services, Inc. ("ELS"), a privately held provider of intensive English language instruction, in a stock acquisition for a cash purchase price of $95.0 million. ELS was sold following an auction process directed by ELS' investment banker, Montgomery Securities. The Company was represented in the acquisition by its investment banker, Goldman Sachs & Co. The selling shareholders of ELS were: Roger O. Walther S.P. Trust, Wendy Walther, Christine Walther Tripp, Edward Walther, Anne Dunning, and John Dunning (collectively, the "Sellers").

      Financing for the transaction was provided by NationsBank, N.A. as part of a refinancing of the Company's existing long-term debt, for a total amount of $165.0 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The financial statements and pro forma financial information required by this item are not included in this initial report on Form 8-K. They will be filed by amendment on or prior to November 11, 1997.

(c)   Exhibits.

            1. Stock Purchase Agreement, dated as of July 23, 1997, among ELS, the Sellers and the Company (incorporated by reference herein from Exhibit 1 to the Registrant's Current Report on Form 8-K dated July 23, 1997, File No. 1-10390).

            2. Credit Agreement, dated as of August 28, 1997, among the Company, NationsBank, N.A. (as Agent and as Lender) and the Lenders party thereto from time to time.

            3.    Press release of the Company, dated August 28, 1997.










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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BERLITZ INTERNATIONAL, INC.



Dated:  September 11, 1997          By:   /s/ Henry D. James
                                          -----------------------------
                                          Henry D. James
                                          Executive Vice President and
                                          Chief Financial Officer







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                              EXHIBIT INDEX

                       BERLITZ INTERNATIONAL, INC.

                       Current Report on Form 8-K




Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------

     1. Stock Purchase Agreement, dated as of July 23, 1997, among ELS, the sellers and the Company (incorporated by reference herein from Exhibit 1 to the Registrant's Current Report on Form 8-K dated July
              23, 1997, File No. 1-10390).

     2. Credit Agreement, dated as of August 28, 1997, among the Company, NationsBank, N.A. (as Agent and as
              Lender) and the Lenders party thereto from time to time.

     3.       Press Release of the Company, dated August 28, 1997.